SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                               SEPTEMBER 11, 1995
                       (Date of Earliest Event Reported)

                     NEW ENGLAND COMMUNITY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

   0-14550                                          06-1116165

(Commission File Number)                       (IRS Employer Identification No.)

       POST OFFICE BOX 130, OLD WINDSOR MALL, WINDSOR, CONNECTICUT 06095
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (860) 688-5251




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                                      -2-

Form 8-K, Current Report
New England Community Bancorp, Inc.
Commission File No. 0-14550

The total number of Pages in this Report (including exhibits) is 6.

Item 5.  OTHER MATTERS

         a.  SPECIAL MEETING OF SHAREHOLDERS OF NEW ENGLAND COMMUNITY
             BANCORP, INC.

         A Special Meeting of Shareholders of New England Community Bancorp, Inc. (the "NECB") was held on Monday, September 11, 1995. Shareholders voted on and approved the following:

         The proposal to approve the Plan and Agreement of Reorganization dated March 14, 1995 and amended March 30, 1995 which provides for the acquisition of all outstanding shares of the Equity Common Stock by NECB and the operation of Equity under its existing name and charter as a separate bank subsidiary of NECB and the issuance of 1.85 shares of NECB Common Stock in exchange for each share of Equity Common Stock.

"FOR APPROVAL"  "AGAINST APPROVAL"   "ABSTAIN"    "NO VOTE"

   1,355,784          2,822              6,115       5,460
   ----------       --------          ---------     -------

         The vote required for approval was 1,040,347 shares which represented a majority of the outstanding stock entitled to vote on the record date, July 31, 1995. There were 1,355,784 votes "FOR APPROVAL" and the proposal was approved.


         b.  SPECIAL MEETING OF THE EQUITY BANK

         A Special Meeting of Shareholders of The Equity Bank ("Equity") was held on Monday, September 11, 1995. Shareholders voted on and approved the following:

         The proposal to approve the Plan and Agreement of Reorganization dated March 14, 1995 and amended March 30, 1995 which provides for the acquisition of all outstanding shares of the Equity Common Stock by NECB and the operation of Equity under its existing name and charter as a separate bank subsidiary of NECB and the issuance of 1.85 shares of NECB Common Stock in exchange for each share of Equity Common Stock.



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                                      -3-

Form 8-K, Current Report
New England Community Bancorp, Inc.
Commission File No. 0-14550


                         "FOR APPROVAL"     "AGAINST APPROVAL"

                              425,657            105,924
                            ----------           -------

         The vote required for approval was 408,180 shares which represented two-thirds of the shares entitled to vote on the record date, July 31, 1995. There were 425,657 votes "FOR APPROVAL" and the proposal was approved.

Item 7.  EXHIBITS

EXHIBIT NO.                         DESCRIPTION
----------                          -----------
      99.1 Copy of the Joint Press Release, dated September 11, 1995, issued by New England Community Bancorp, Inc. and The Equity Bank.



Dated: September 15, 1995                    NEW ENGLAND COMMUNITY BANCORP, INC.



                                                 By /S/ DAVID A. LENTINI
                                                    David A. Lentini, President
                                                    and Chief Executive Officer



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                                      -4-

                               INDEX TO EXHIBITS


EXHIBIT NUMBER               DESCRIPTION                              PAGE
-------------                -----------                              ----
         99.1                Copy of the Joint Press Release,         5
                             dated September 11, 1995, issued
                             by New England Community Bancorp, Inc.
                             and The Equity Bank.


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